UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: September 20, 2010

SINOCOM PHARMACEUTICAL, INC

 (Exact name of registrant as specified in its charter)

Nevada	000-53213	26-1188540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3, 21/F, Far East Consortium Building 121 Des Voeux Road Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-852-2159-7863

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On September 20, 2010, the Registrant concluded that its financial statements for the fiscal year ended December 31, 2009 which were included in its report on Form 10-K for the fiscal year ended December 31, 2009, and its interim unaudited financial statements which were included in its report on Form 10-Q for the period ended March 31, 2010 should no longer be relied upon.

As previously reported in a filing on Form 8-K, on August 6, 2010, the Registrant changed principal accountants and appointed BDO as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2010.  The decision to engage BDO was made to take advantage of its experience in auditing the financial statements of global public companies.  Prior to making the determination to change principal accountants, the Registrant had also engaged BDO to re-audit its financial statements for the fiscal years ended December 31, 2007, 2008 and 2009 because of a desire to have only one accountant included in all prospective filings.

The audit report included in the Registrant’s report on Form 10-K for the fiscal year ended December 31, 2009 was issued by Acquavella, Chiarelli, Shuster, Berkower, & Co, LLP (“Acquavella”), the Registrant’s previous independent accountant.  Acquavella also completed the review of the interim unaudited financial statements which were included in the Registrant’s report on Form 10-Q for the period ended March 31, 2010.

In conjunction with the re-audit of its financial statements for previous fiscal years, the Registrant determined that there were certain errors in the Consolidated Statements of Stockholders’ Equity included in its December 31, 2009 financial statements.  The errors were the result of the Registrant’s incorrect conclusion regarding the correct method of acquisition accounting to be used in conjunction with the 2006 acquisition of Anqing Zhongxi Yao, Ltd.  The Registrant determined that it should have applied the purchase method of accounting rather than the pooling-of-interest method.

Use of the incorrect method of accounting resulted in incorrect opening balances for Retained Earnings, Accumulated Other Comprehensive Income and Statutory Reserves.  Correction of the errors will not result in any change in Total Stockholders’ Equity as of December 31, 2009. But, adjustments will be required to be made in amounts allocated to Retained Earnings, Statutory Reserves, Other Comprehensive Income and Additional Paid-In Capital in the December 31, 2009 financial statements.  Those adjustments will also be required to be carried forward to the March 31, 2010 interim unaudited financial statements.

Authorized officers of the Registrant have discussed the matters disclosed herein with BDO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Sinocom Pharmaceutical, Inc (Registrant)

Date: September 23, 2010	/s/ Tuck Wing Pang, Chief Financial Officer

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